                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): March 3, 2004
                                                           -------------


                             THE TIMBERLAND COMPANY
                         ------------------------------
               (Exact name of Registrant as Specified in Charter)

          DELAWARE                    1-09548                    02-0312554
----------------------------       ---------------               ----------
(State or Other Jurisdiction      (Commission File            (I.R.S. Employer
      of Incorporation)                Number)               Identification No.)

                           200 Domain Drive, Stratham, NH           03885
                         -----------------------------------        -----
                      (Address of Principal Executive Offices)    (Zip Code)

                                 (603) 772-9500
                                 ---------------
               (Registrant's telephone number including area code)







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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         Attached as Exhibit 1.1 hereto and incorporated by reference herein is the Underwriting Agreement, dated as of March 3, 2004, by and among The Timberland Company, the selling stockholders named therein and Morgan Stanley & Co. Incorporated in connection with the public offering of 3,261,221 shares of the Company's Class A Common Stock, par value $.01 per share, all of which are to be sold by the selling stockholders to the Underwriter pursuant to the Company's Prospectus Supplement, dated as of March 3, 2004, to the Prospectus, dated as of January 27, 2004.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS

         Exhibit Number     Description of Exhibit
         --------------     ----------------------
         1.1                Underwriting Agreement, dated as of March 3, 2004,
                            by and among The Timberland Company, the selling
                            stockholders named therein and Morgan Stanley & Co.
                            Incorporated.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE TIMBERLAND COMPANY



Date:    March 5, 2004                By:  /s/ Brian P. McKeon
                                           --------------------------------
                                           Name:  Brian P. McKeon
                                           Title: Executive Vice President-
                                                  Finance and Administration and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX

         Exhibit Number     Description of Exhibit
         --------------     ----------------------
         1.1                Underwriting Agreement, dated as of March 3, 2004,
                            by and among The Timberland Company, the selling
                            stockholders named therein and Morgan Stanley & Co.
                            Incorporated.



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